UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 17, 2009

                        CHINA WI-MAX COMMUNICATIONS, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                                   ----------
                 (State or other jurisdiction of incorporation)


        000-53268                                            61-1504884
---------------------------                                 -------------
(Commission File Number)                                     (I.R.S. Employer
                                                             Identification No.)

             1905 Sherman Street, Suite 335, Denver, Colorado 80203
             ------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

         Registrant's telephone number, including area code: 303-993-8028

                                  ____n/a_____
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:   3
                                        -----

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


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                  SECTION 1 - REGISTRANT'S BUSINESS OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Company entered into an employment agreement with Frank R. Ventura on April 23, 2009. Mr. Ventura will serve as the Company's Chief Financial Officer. Under the terms of the Agreement, he will receive a base salary of $4,000 per month beginning May 1, 2009 through August 31, 2009. Beginning September 1, 2009, Mr. Ventura's base salary shall increase to $6,500 per month for the remainder of his one year employment. The employment agreement automatically renews for another one year term, unless either party gives written notice that it does not intend to extend the term.

Mr. Ventura earned a B.S. in accounting in 1965 from Rockhurst University. In 1972, he completed a program for Management Development at Harvard Business School. From September 2000 to June 2002, he was the Chief Financial Officer for St. Andrews Telecommunications, Inc. From May 2003 to September 2004, he was the Chief Financial Officer of Gas-Mart USA, Inc. Beginning in November 2004 to date, he has been the Chief Financial Officer and twenty percent owner of Blue Star Communications, Inc.

                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The Company has issued unregistered common shares as follows: A total of 400,000 common shares were issued to various non-affiliate individuals for services provided to the Company. Such shares were issued as restricted shares.

Steve Berman received 500,000 common shares of restricted stock for engagement of his services as our CEO and as a director.

Sharon Xiong received 25,000 common shares of restricted stock for engagement of her services as a member of our Board.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         a)  Financial Statements - None

         b)  Exhibits - 10.1 Employment Agreement with Frank Ventura


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                        CHINA WI-MAX COMMUNICATIONS, INC.
                        ---------------------------------
                                  (Registrant)

                               Dated: May 5, 2009


                         /s/ Steven Berman
                         ----------------------------------------
                            Steven Berman, President